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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS CONSENT

We hereby consent to the incorporation by reference in the Registration Statements (No. 333-37040 and No. 333-18217) on Form S-8 of Vineyard National Bancorp of our report dated February 14, 2003 relating to the consolidated financial statements for the years ended December 31, 2002 and 2001 which appear in this Annual Report on Form 10-K.

/s/ Vavrinek, Trine, Day & Co., LLP

Rancho Cucamonga, California
March 28, 2003

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